UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 24, 2019

REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 FIFTH AVENUE NORTH
BIRMINGHAM, ALABAMA 35203
(Address, including zip code, of principal executive office)
Registrant’s telephone number, including area code: (800) 734-4667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Regions Financial Corporation ("Regions") held on April 24, 2019, the shareholders elected Regions’ 13 incumbent Directors standing for election, ratified the appointment of Ernst & Young LLP as Regions’ independent registered public accounting firm for the 2019 fiscal year, and approved executive compensation. The shareholders cast their votes as described below.
The following is a summary of the voting proposals for each matter presented to our shareholders:
Proposal 1: Election of Directors.
The 13 individuals listed below were elected at the 2019 Annual Meeting to serve as Directors of Regions until the next annual meeting of shareholders or until their successors are duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Carolyn H. Byrd	719,558,674	2,997,716	951,640	153,166,267
Don DeFosset	671,122,184	51,396,794	989,052	153,166,267
Samuel A. Di Piazza, Jr.	686,600,266	35,955,022	952,742	153,166,267
Eric C. Fast	719,752,241	2,773,232	982,557	153,166,267
Zhanna Golodryga	718,940,109	3,601,392	966,529	153,166,267
John D. Johns	708,145,935	14,391,162	970,933	153,166,267
Ruth Ann Marshall	718,813,559	3,746,835	947,636	153,166,267
Charles D. McCrary	703,012,767	19,557,122	938,141	153,166,267
James T. Prokopanko	714,838,806	7,676,616	992,608	153,166,267
Lee J. Styslinger III	699,974,676	22,582,758	950,596	153,166,267
José S. Suquet	719,279,804	3,276,018	952,208	153,166,267
John M. Turner, Jr.	719,625,812	2,972,451	909,767	153,166,267
Timothy Vines	719,274,071	3,243,641	990,318	153,166,267

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Regions' proposal to ratify the appointment of Ernst & Young LLP as independent auditors of Regions to serve for the 2019 fiscal year was approved. The full text of the proposal is included in the Proxy Statement dated March 8, 2019. The vote with respect to this proposal was:

For	Against	Abstain	Broker Non-Votes
833,086,988	42,594,673	992,636	0

Proposal 3: Advisory Vote on Executive Compensation.

The Company's shareholders gave advisory approval of executive compensation as disclosed in the Proxy Statement dated March 8, 2019. The vote with respect to this proposal was:

For	Against	Abstain	Broker Non-Votes
680,401,911	38,059,615	5,046,504	153,166,267

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Fournier J. Gale, III
Name:	Fournier J. Gale, III
Title:	Senior Executive Vice President,
General Counsel and Corporate
Secretary
Date: April 29, 2019